Inventories	12 Months Ended
Dec. 31, 2022
Classes of current inventories [abstract]
Inventories
16.
Inventories

Inventories as at December 31 comprised the following (in thousands):

	2021	2022
Finished goods	$278,345	$380,216
Obsolete stock provision	(22,681)	(34,247)
Total inventories	$255,664	$345,969

The total cost of inventory recognized as an expense in the consolidated statement of operations was $590.7 million for the year ended December 31, 2022 (2021: $516.2 million, 2020: $411.7 million). The total provision against inventory in order to write down the balance to net recoverable value was $34.2 million for the year ended December 31, 2022 (2021: $22.7 million).